UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06071

Deutsche Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2017

Annual Report

to Shareholders

Deutsche U.S. Bond Index Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
7	Performance Summary
10	Portfolio Summary
11	Investment Portfolio
29	Statement of Assets and Liabilities
31	Statement of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights

36	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
46	Information About Your Fund’s Expenses
47	Tax Information
48	Advisory Agreement Board Considerations and Fee Evaluation
53	Board Members and Officers
58	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the Fund’s performance to differ from that of the index. The Fund may lend securities to approved institutions. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche U.S. Bond Index Fund

Letter to Shareholders

Dear Shareholder:

“Synchronous growth” is the catchphrase for the current market environment — positive momentum in the U.S. as well as for most of the major economies of the globe.

Overseas, both developed and emerging markets continue to improve, marked by low inflation rates, growing corporate earnings and attractive valuations. Here in the U.S., activity remains solid with only limited signs of overheating. Given the notable gains of the past year, a short-term pullback would not be a surprise. Nevertheless, strong fundamentals remain supportive of this expansion.

Solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Business investment is also showing signs of picking up, supported by improved confidence, favorable financial conditions and the recent tax reform bill.

The full effect of the new tax policy remains to be seen. While markets can respond almost instantly, and seem to have done so, the economy itself takes time to respond. Our economists believe that the net benefit may be fairly modest with the main beneficiaries being consumption and business investment.

All told, we believe this environment favors a long-term approach, with a focus on thoughtful asset, geographic and sector allocation, rather than market timing calls.

As always, we invite you to visit our website — deutschefunds.com — where you will find the most current insights from our CIO, economists and investment specialists.

Thank you for allowing us to help you address your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche U.S. Bond Index Fund	3

Portfolio Management Review	(Unaudited	)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 7 through 9 for more complete performance information.

Investment Objective

The Fund seeks to replicate as closely as possible the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, which emphasizes government securities, mortgage-backed securities and corporate investment-grade debt securities.

Deutsche U.S. Bond Index Fund closely tracked the performance of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2017. The Fund produced a total return of 3.22% for the annual period, as compared with 3.54% for the benchmark.

Bonds, as measured by the Bloomberg Barclays U.S Aggregate Bond Index, delivered mixed performance during the past 12 months. Yields of 30-year U.S. Treasury bonds declined by 32 basis points over the period, as the United States continued its steady economic recovery, inflation remained muted, global fixed-income investors searched for yield and corporate bonds performed strongly. For the 12-month period, yields of two-year Treasuries increased by 69 basis points as the U.S. Federal Reserve Board (the Fed) increased short-term rates twice in 2017, and the Fed initiated a reduction in its balance sheet in October.

Increases in short-term yields came about as a result of the steady improvement in U.S. economic data in 2017. A weaker first quarter was followed by two quarters where U.S. GDP expanded at a pace of more than 3%. At the same time, U.S. unemployment fell to 4.1%, its lowest level since 2000. As stated, U.S. inflation has remained low, confounding those who have long expected a significant uptick in wages and prices in light of the strengthening economy. Accelerating growth, in spite of low

4	Deutsche U.S. Bond Index Fund

inflation, caused the Fed to continue to normalize its monetary policy, with fed funds rate hikes in March and June 2017. Stock prices generally finished the 12-month period higher, capping off an impressive period of gains for equities. With yields in the front end of the Treasury yield curve moving up, and yields at the longer end easing, the curve flattened meaningfully.

Outlook and Positioning

Analysts continue to expect steady growth for the U.S. economy, and low inflation. At the same time, a number of factors are causing uncertainty for the fixed-income market: the ultimate effect of the recent U.S. tax legislation, possible changes to immigration and trade policy from Washington, expected continued short-term rate increases from the Fed, Jerome Powell’s recent replacement of Janet Yellen as Fed Chair, and concern over high stock market valuations.

“Analysts continue to expect steady growth for the U.S. economy, and low inflation.”

As an index fund, Deutsche U.S. Bond Index Fund seeks to replicate as closely as possible (before deduction of expenses) the investment performance of the benchmark index. Thus, we neither evaluate short-term fluctuations in the Fund’s performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the financial markets, as we seek to closely track the performance of the broad U.S. bond market.

U.S. Treasury Bond Yield Curve (as of 12/31/16 and 12/31/17)

Past performance is no guarantee of future results.

Source: U.S. Treasury Department

Deutsche U.S. Bond Index Fund	5

Subadvisor

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the Fund.

Portfolio Manager

Louis R. D’Arienzo. Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the Fund. Began managing the Fund in 1997.

–	Joined Northern Trust Investments, Inc. in 2003 and is responsible for the management of various fixed income index portfolios. Prior thereto, he was a trader and portfolio manager with Deutsche Bank.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Basis point — One basis point equals 1/100 of a percentage point.

GDP, or gross domestic product, is the value of all goods and services produced by a country’s economy.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

6	Deutsche U.S. Bond Index Fund

Performance Summary	December 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/17
Unadjusted for Sales Charge	3.22%	1.67%	3.45%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.38%	1.11%	3.16%
Bloomberg Barclays U.S. Aggregate Bond Index†	3.54%	2.10%	4.01%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/17
No Sales Charges	3.38%	1.84%	3.65%
Bloomberg Barclays U.S. Aggregate Bond Index†	3.54%	2.10%	4.01%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/17
No Sales Charges	3.48%	1.93%	3.79%
Bloomberg Barclays U.S. Aggregate Bond Index†	3.54%	2.10%	4.01%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 31, 2017 are 0.91%, 0.70% and 0.63% for Class A, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns shown for Class A and Class S shares prior to their inception on February 17, 2009 are derived from the historical performance of Institutional Class shares of Deutsche U.S. Bond Index Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Deutsche U.S. Bond Index Fund	7

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

8	Deutsche U.S. Bond Index Fund

	Class A	Class S	Institutional Class
Net Asset Value
12/31/17	$9.47	$9.48	$9.47
12/31/16	$9.43	$9.44	$9.43
Distribution Information as of 12/31/17
Income Dividends, Twelve Months	$.24	$.25	$.26
Capital Gain Distributions, Twelve Months	$.02	$.02	$.02
December Income Dividend	$.0194	$.0206	$.0214
SEC 30-day Yield‡‡	2.24%	2.45%	2.55%
Current Annualized Distribution Rate‡‡	2.46%	2.61%	2.71%

‡‡	The SEC yield is net investment income per share earned over the month ended December 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.99%, 2.18% and 2.26% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.21%, 2.34% and 2.41% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Deutsche U.S. Bond Index Fund	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	12/31/17	12/31/16
Government & Agency Obligations	41%	42%
Corporate Bonds	28%	26%
Mortgage-Backed Securities Pass-Throughs	27%	27%
Commercial Mortgage-Backed Securities	2%	2%
Municipal Bonds and Notes	1%	1%
Asset-Backed	1%	1%
Cash Equivalents	0%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/17	12/31/16
AAA	69%	71%
AA	4%	5%
A	14%	12%
BBB	13%	12%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	12/31/17	12/31/16
Effective Maturity	8.0 years	8.0 years
Effective Duration	5.8 years	5.9 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 58 for contact information.

10	Deutsche U.S. Bond Index Fund

Investment Portfolio	as of December 31, 2017

	Principal Amount ($)	Value ($)
Corporate Bonds 27.7%
Consumer Discretionary 2.4%
21st Century Fox America, Inc.:
3.7%, 9/15/2024	30,000	31,202
6.15%, 3/1/2037	20,000	26,193
6.65%, 11/15/2037	40,000	55,016
Carnival Corp., 3.95%, 10/15/2020	25,000	26,100
CBS Corp., 3.7%, 8/15/2024	100,000	102,898
Comcast Corp.:
3.3%, 2/1/2027	15,000	15,303
4.049%, 11/1/2052	84,000	85,951
6.4%, 5/15/2038	18,000	24,307
CVS Health Corp., 2.8%, 7/20/2020	25,000	25,104
Ford Motor Co., 4.75%, 1/15/2043	25,000	25,353
Ford Motor Credit Co., LLC, 4.25%, 9/20/2022	250,000	262,148
General Motors Co., 4.0%, 4/1/2025	50,000	51,347
General Motors Financial Co., Inc.:
3.1%, 1/15/2019	50,000	50,268
4.2%, 3/1/2021	40,000	41,598
Harley-Davidson, Inc., 4.625%, 7/28/2045	25,000	27,201
Home Depot, Inc.:
4.2%, 4/1/2043	50,000	55,070
5.4%, 9/15/2040	25,000	31,841
Hyatt Hotels Corp., 3.375%, 7/15/2023	25,000	25,546
McDonald’s Corp., Series I, 6.3%, 10/15/2037	60,000	80,583
NBCUniversal Media LLC, 2.875%, 1/15/2023	25,000	25,254
Newell Brands, Inc., 3.15%, 4/1/2021	100,000	101,119
Omnicom Group, Inc., 6.25%, 7/15/2019	80,000	84,574
TCI Communications, Inc., 7.125%, 2/15/2028	80,000	104,692
The Board of Trustees of the Leland Stanford Junior University, 4.75%, 5/1/2019	80,000	82,790
Time Warner Cable LLC:
6.75%, 6/15/2039	75,000	89,991
8.75%, 2/14/2019	55,000	58,643
Time Warner, Inc.:
4.875%, 3/15/2020	80,000	84,180
5.35%, 12/15/2043	30,000	33,086
Toyota Motor Credit Corp., 1.7%, 2/19/2019	80,000	79,644
VF Corp., 6.45%, 11/1/2037	15,000	20,262
Viacom, Inc., 6.875%, 4/30/2036	80,000	90,773

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	11

	Principal Amount ($)	Value ($)
Walt Disney Co.:
3.7%, 12/1/2042	55,000	55,539
Series E, 3.75%, 6/1/2021	20,000	20,835
Wyndham Worldwide Corp., 4.25%, 3/1/2022	40,000	40,912

		2,015,323

Consumer Staples 1.6%
Altria Group, Inc.:
9.25%, 8/6/2019	23,000	25,499
10.2%, 2/6/2039	53,000	92,329
Anheuser-Busch InBev Finance, Inc., 4.7%, 2/1/2036	200,000	223,630
Anheuser-Busch InBev Worldwide, Inc.:
3.75%, 7/15/2042	50,000	48,628
5.375%, 1/15/2020	100,000	106,081
Archer-Daniels-Midland Co., 4.016%, 4/16/2043	35,000	37,032
Brown-Forman Corp., 3.75%, 1/15/2043	25,000	24,674
Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	25,000	27,082
Colgate-Palmolive Co., 2.1%, 5/1/2023	50,000	48,699
Conagra Brands, Inc., 7.125%, 10/1/2026	19,000	23,175
Dr. Pepper Snapple Group, Inc., 2.0%, 1/15/2020	25,000	24,804
Estee Lauder Companies, Inc., 6.0%, 5/15/2037	15,000	19,777
Kellogg Co., 4.5%, 4/1/2046	25,000	26,523
Kimberly-Clark Corp., 6.625%, 8/1/2037	40,000	56,939
Kraft Heinz Foods Co.:
4.375%, 6/1/2046	25,000	24,764
5.0%, 6/4/2042	50,000	53,651
Kroger Co.:
2.65%, 10/15/2026	50,000	46,547
8.0%, 9/15/2029	40,000	53,110
Molson Coors Brewing Co., 5.0%, 5/1/2042	25,000	28,351
Pepsi-Cola Metropolitan Bottling Co., Inc., Series B, 7.0%, 3/1/2029	25,000	33,734
PepsiCo, Inc.:
1.7%, 10/6/2021	10,000	9,754
4.25%, 10/22/2044	25,000	27,590
4.5%, 1/15/2020	85,000	88,884
Philip Morris International, Inc., 6.375%, 5/16/2038	20,000	27,065
Sysco Corp., 2.6%, 10/1/2020	50,000	50,214
Tyson Foods, Inc., 5.15%, 8/15/2044	25,000	29,257
Wal-Mart Stores, Inc., 5.875%, 4/5/2027	40,000	49,774
Walgreen Co., 5.25%, 1/15/2019	31,000	31,939

		1,339,506

Energy 2.8%
Anadarko Petroleum Corp., 7.95%, 6/15/2039	10,000	13,572

The accompanying notes are an integral part of the financial statements.

12	Deutsche U.S. Bond Index Fund

	Principal Amount ($)	Value ($)
Apache Corp.:
5.25%, 2/1/2042	35,000	37,895
6.0%, 1/15/2037	20,000	23,656
Baker Hughes a GE Co., LLC, 3.2%, 8/15/2021	25,000	25,534
BP Capital Markets PLC:
3.216%, 11/28/2023	50,000	51,076
3.279%, 9/19/2027	40,000	40,492
3.535%, 11/4/2024	35,000	36,364
3.994%, 9/26/2023	55,000	58,493
4.75%, 3/10/2019	25,000	25,776
Buckeye Partners LP:
4.35%, 10/15/2024	15,000	15,307
4.875%, 2/1/2021	25,000	26,295
Burlington Resources Finance Co.:
7.2%, 8/15/2031	30,000	41,107
7.4%, 12/1/2031	15,000	20,969
Canadian Natural Resources Ltd.:
2.95%, 1/15/2023	25,000	24,888
3.85%, 6/1/2027	25,000	25,517
6.45%, 6/30/2033	20,000	24,459
Chevron Corp.:
2.193%, 11/15/2019	20,000	20,043
2.355%, 12/5/2022	40,000	39,683
2.498%, 3/3/2022	45,000	45,059
ConocoPhillips Co., 4.95%, 3/15/2026	25,000	28,377
Devon Energy Corp.:
3.25%, 5/15/2022	15,000	15,258
7.95%, 4/15/2032	10,000	13,713
Devon Financing Co., LLC, 7.875%, 9/30/2031	30,000	41,184
Energy Transfer LP:
4.05%, 3/15/2025	10,000	9,992
4.2%, 4/15/2027	45,000	44,766
6.625%, 10/15/2036	20,000	23,038
Enterprise Products Operating LLC:
3.9%, 2/15/2024	95,000	98,990
Series D, 6.875%, 3/1/2033	20,000	26,289
EOG Resources, Inc.:
4.1%, 2/1/2021	25,000	26,067
5.625%, 6/1/2019	100,000	104,629
Exxon Mobil Corp., 3.043%, 3/1/2026	125,000	126,930
Halliburton Co., 7.45%, 9/15/2039	60,000	85,799
Hess Corp., 7.125%, 3/15/2033	21,000	25,335
Kinder Morgan Energy Partners LP:
6.55%, 9/15/2040	1,000	1,169
7.3%, 8/15/2033	40,000	49,969

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	13

	Principal Amount ($)	Value ($)
Kinder Morgan, Inc., 7.75%, 1/15/2032	10,000	12,914
Marathon Petroleum Corp., 6.5%, 3/1/2041	60,000	75,201
Nexen Energy ULC, 7.875%, 3/15/2032	40,000	56,528
Petroleos Mexicanos:
3.5%, 7/23/2020	100,000	101,350
5.5%, 1/21/2021	40,000	42,440
Plains All American Pipeline LP:
4.5%, 12/15/2026	40,000	40,548
4.65%, 10/15/2025	35,000	36,067
Shell International Finance BV:
2.25%, 1/6/2023	25,000	24,564
2.375%, 8/21/2022	15,000	14,893
2.875%, 5/10/2026	35,000	35,000
6.375%, 12/15/2038	50,000	69,706
Southern Union Co., 8.25%, 11/15/2029	40,000	50,384
Suncor Energy, Inc., 5.95%, 12/1/2034	40,000	50,289
Tosco Corp., 8.125%, 2/15/2030	70,000	99,502
Total Capital International SA, 2.75%, 6/19/2021	100,000	101,005
TransCanada PipeLines Ltd.:
3-month USD-LIBOR + 2.210%, 3.626% * , 5/15/2067	20,000	18,314
5.85%, 3/15/2036	30,000	37,625
6.2%, 10/15/2037	40,000	52,786
Valero Energy Corp., 9.375%, 3/15/2019	65,000	70,398
Williams Partners LP, 4.875%, 3/15/2024	60,000	62,700

		2,369,904

Financials 7.9%
Allstate Corp., 5.35%, 6/1/2033	41,000	48,924
American Express Co., 2.65%, 12/2/2022	108,000	107,249
American International Group, Inc.:
3.75%, 7/10/2025	10,000	10,310
3.9%, 4/1/2026	50,000	51,850
Ameriprise Financial, Inc., 5.3%, 3/15/2020	125,000	132,597
AXA SA, 8.6%, 12/15/2030	40,000	57,550
Bank of America Corp.:
2.625%, 10/19/2020	100,000	100,840
144A, 3.004%, 12/20/2023	107,000	107,275
4.125%, 1/22/2024	50,000	53,178
Series L, 4.75%, 4/21/2045	50,000	56,700
Bank of America NA, 6.0%, 10/15/2036	100,000	130,407
Bank of New York Mellon Corp.:
2.2%, 3/4/2019	75,000	75,212
5.45%, 5/15/2019	35,000	36,543
Bank of Nova Scotia, 1.875%, 4/26/2021	13,000	12,747

The accompanying notes are an integral part of the financial statements.

14	Deutsche U.S. Bond Index Fund

	Principal Amount ($)	Value ($)
Bank One Corp., 7.625%, 10/15/2026	40,000	51,618
Barclays PLC, 3.25%, 1/12/2021	200,000	201,921
Berkshire Hathaway Finance Corp., 5.75%, 1/15/2040	50,000	65,934
Berkshire Hathaway, Inc., 3.125%, 3/15/2026	100,000	101,131
Capital One Financial Corp.:
3.2%, 2/5/2025	100,000	99,022
4.75%, 7/15/2021	25,000	26,712
Charles Schwab Corp., 3.225%, 9/1/2022	25,000	25,410
Chubb Corp., Series 1, 6.5%, 5/15/2038	20,000	28,307
Citigroup, Inc.:
2.7%, 3/30/2021	150,000	150,456
4.0%, 8/5/2024	50,000	52,144
4.6%, 3/9/2026	50,000	53,211
6.625%, 6/15/2032	60,000	76,460
8.125%, 7/15/2039	40,000	63,957
8.5%, 5/22/2019	80,000	86,666
Cooperatieve Rabobank UA, 3.875%, 2/8/2022	155,000	162,810
Credit Suisse AG New York, 5.3%, 8/13/2019	150,000	157,085
Fifth Third Bancorp., 8.25%, 3/1/2038	40,000	61,080
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	200,000	216,451
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036	20,000	25,473
HSBC Bank U.S.A. NA, 7.0%, 1/15/2039	50,000	73,878
HSBC Holdings PLC:
2.95%, 5/25/2021	200,000	201,374
5.1%, 4/5/2021	105,000	112,815
Jefferies Group LLC, 8.5%, 7/15/2019	20,000	21,723
JPMorgan Chase & Co.:
3.9%, 7/15/2025	100,000	104,834
4.625%, 5/10/2021	125,000	133,459
4.95%, 6/1/2045	50,000	58,113
6.3%, 4/23/2019	80,000	84,224
KeyCorp, 2.9%, 9/15/2020	50,000	50,468
Lincoln National Corp., 8.75%, 7/1/2019	40,000	43,674
MetLife, Inc.:
3.048%, 12/15/2022	75,000	75,869
3.6%, 4/10/2024	65,000	68,001
4.721%, 12/15/2044	50,000	58,127
6.4%, 12/15/2066	20,000	23,006
Morgan Stanley:
2.5%, 4/21/2021	100,000	99,833
Series F, 5.625%, 9/23/2019	150,000	158,072
6.375%, 7/24/2042	80,000	111,228
7.3%, 5/13/2019	125,000	133,264

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	15

	Principal Amount ($)	Value ($)
Nasdaq, Inc., 3.85%, 6/30/2026	25,000	25,670
National Australia Bank Ltd., 2.0%, 1/14/2019	250,000	249,570
National Rural Utilities Cooperative Finance Corp., Series C, 8.0%, 3/1/2032	25,000	36,492
PNC Bank NA, 2.15%, 4/29/2021	250,000	247,776
PNC Financial Services Group, Inc., 6.7%, 6/10/2019	80,000	84,873
Protective Life Corp., 8.45%, 10/15/2039	40,000	60,137
Prudential Financial, Inc.:
Series B, 5.75%, 7/15/2033	20,000	24,694
Series D, 6.625%, 12/1/2037	40,000	56,106
Royal Bank of Canada:
2.15%, 3/6/2020	100,000	99,638
2.2%, 9/23/2019	20,000	19,989
2.3%, 3/22/2021	25,000	24,852
4.65%, 1/27/2026	25,000	26,941
State Street Corp., 2.65%, 5/19/2026	25,000	24,320
The Goldman Sachs Group, Inc.:
3.75%, 5/22/2025	50,000	51,513
4.75%, 10/21/2045	50,000	57,276
6.125%, 2/15/2033	40,000	50,982
6.75%, 10/1/2037	150,000	200,796
The Travelers Companies, Inc., 6.25%, 6/15/2037	50,000	68,129
Toronto-dominion Bank, 2.125%, 4/7/2021	100,000	99,048
U.S. Bancorp., 2.95%, 7/15/2022	165,000	167,225
Visa, Inc., 4.3%, 12/14/2045	100,000	113,793
Wells Fargo & Co.:
3.0%, 4/22/2026	50,000	49,055
3.5%, 3/8/2022	100,000	103,256
3.55%, 9/29/2025	100,000	102,647
4.9%, 11/17/2045	50,000	56,589
5.375%, 2/7/2035	75,000	91,678
Westpac Banking Corp., 4.875%, 11/19/2019	165,000	172,971

		6,665,208

Health Care 3.0%
AbbVie, Inc.:
2.9%, 11/6/2022	20,000	20,058
4.4%, 11/6/2042	41,000	43,958
4.7%, 5/14/2045	25,000	28,032
Actavis, Inc., 3.25%, 10/1/2022	80,000	80,246
Aetna, Inc., 6.625%, 6/15/2036	41,000	54,538
Allergan Funding SCS:
3.0%, 3/12/2020	100,000	100,900
3.8%, 3/15/2025	100,000	101,805

The accompanying notes are an integral part of the financial statements.

16	Deutsche U.S. Bond Index Fund

	Principal Amount ($)	Value ($)
Amgen, Inc., 5.75%, 3/15/2040	70,000	86,797
AstraZeneca PLC, 2.375%, 11/16/2020	50,000	49,924
Becton Dickinson & Co.:
3.125%, 11/8/2021	75,000	75,632
3.25%, 11/12/2020	80,000	81,148
Boston Scientific Corp., 6.0%, 1/15/2020	80,000	85,391
Cardinal Health, Inc.:
3.2%, 6/15/2022	80,000	80,433
4.625%, 12/15/2020	75,000	79,075
Celgene Corp., 4.625%, 5/15/2044	50,000	53,346
Gilead Sciences, Inc.:
4.6%, 9/1/2035	25,000	28,169
4.75%, 3/1/2046	50,000	57,837
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/2038	55,000	77,590
Johnson & Johnson, 4.85%, 5/15/2041	80,000	97,373
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	40,000	41,484
Mead Johnson Nutrition Co.:
4.9%, 11/1/2019	20,000	20,947
5.9%, 11/1/2039	20,000	25,374
Medtronic, Inc., 6.5%, 3/15/2039	20,000	27,690
Memorial Sloan-Kettering Cancer Center, Series 2015, 4.2%, 7/1/2055	25,000	27,029
Merck Sharp & Dohme Corp., 5.0%, 6/30/2019	100,000	104,290
Mylan NV, 3.15%, 6/15/2021	100,000	100,558
Novartis Securities Investment Ltd., 5.125%, 2/10/2019	125,000	129,122
Pfizer, Inc., 4.4%, 5/15/2044	25,000	28,696
Pharmacia LLC, 6.6%, 12/1/2028	75,000	97,862
Quest Diagnostics, Inc., 4.75%, 1/30/2020	75,000	78,374
Stryker Corp., 4.625%, 3/15/2046	50,000	56,781
Teva Pharmaceutical Finance Netherlands III BV, 2.2%, 7/21/2021	100,000	91,347
Thermo Fisher Scientific, Inc., 3.15%, 1/15/2023	115,000	116,437
UnitedHealth Group, Inc., 2.75%, 2/15/2023	230,000	230,456
Wyeth LLC, 5.95%, 4/1/2037	40,000	53,626

		2,512,325

Industrials 2.4%
Boeing Co.:
6.625%, 2/15/2038	40,000	57,162
7.95%, 8/15/2024	50,000	65,399
Burlington Northern Santa Fe LLC:
3.75%, 4/1/2024	20,000	21,170
6.2%, 8/15/2036	95,000	126,058

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	17

	Principal Amount ($)	Value ($)
Canadian National Railway Co.:
6.2%, 6/1/2036	10,000	13,550
6.25%, 8/1/2034	10,000	13,522
6.375%, 11/15/2037	20,000	28,098
Caterpillar, Inc., 3.803%, 8/15/2042	50,000	53,575
CSX Corp.:
6.0%, 10/1/2036	80,000	102,575
6.15%, 5/1/2037	40,000	52,484
Deere & Co., 8.1%, 5/15/2030	40,000	57,553
Fluor Corp., 3.5%, 12/15/2024	25,000	25,667
GATX Corp., 2.6%, 3/30/2020	25,000	24,994
General Dynamics Corp., 2.25%, 11/15/2022	25,000	24,677
General Electric Co.:
3.1%, 1/9/2023	100,000	101,567
4.125%, 10/9/2042	40,000	41,904
Series A, 6.15%, 8/7/2037	105,000	138,667
Harris Corp., 4.4%, 12/15/2020	50,000	52,298
Honeywell International, Inc.:
2.5%, 11/1/2026	50,000	48,360
3.35%, 12/1/2023	20,000	20,718
Illinois Tool Works, Inc., 6.25%, 4/1/2019	100,000	104,948
John Deere Capital Corp., 2.55%, 1/8/2021	50,000	50,193
Johnson Controls International PLC, 5.0%, 3/30/2020	75,000	79,104
Koninklijke Philips NV, 6.875%, 3/11/2038	50,000	69,173
Lockheed Martin Corp.:
2.5%, 11/23/2020	75,000	75,479
4.07%, 12/15/2042	85,000	89,483
Raytheon Co., 4.4%, 2/15/2020	80,000	83,608
Republic Services, Inc., 5.0%, 3/1/2020	80,000	84,278
Rockwell Automation, Inc., 6.25%, 12/1/2037	40,000	52,379
Union Pacific Corp., 3.646%, 2/15/2024	33,000	34,687
United Parcel Service of America, Inc., 8.375%, 4/1/2020	40,000	45,296
United Technologies Corp., 6.125%, 7/15/2038	50,000	66,286
Waste Management Holdings, Inc., 7.1%, 8/1/2026	80,000	102,620
Western Union Co., 6.2%, 6/21/2040	20,000	21,524

		2,029,056

Information Technology 2.0%
Amazon.com, Inc., 3.8%, 12/5/2024	50,000	52,808
Apple, Inc.:
3.25%, 2/23/2026	200,000	204,113
3.45%, 5/6/2024	190,000	197,034
Cisco Systems, Inc., 5.9%, 2/15/2039	75,000	102,539
Corning, Inc., 5.75%, 8/15/2040	20,000	24,585

The accompanying notes are an integral part of the financial statements.

18	Deutsche U.S. Bond Index Fund

	Principal Amount ($)	Value ($)
Dell International LLC, 144A, 4.42%, 6/15/2021	150,000	156,303
Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	50,000	52,933
International Business Machines Corp., 6.5%, 1/15/2028	105,000	134,106
Microsoft Corp.:
1.55%, 8/8/2021	35,000	34,079
2.4%, 8/8/2026	100,000	96,436
3.625%, 12/15/2023	65,000	68,482
3.7%, 8/8/2046	50,000	52,126
4.2%, 6/1/2019	80,000	82,435
4.875%, 12/15/2043	40,000	49,079
Oracle Corp.:
2.95%, 11/15/2024	55,000	55,394
5.0%, 7/8/2019	20,000	20,874
5.375%, 7/15/2040	110,000	139,076
6.125%, 7/8/2039	80,000	109,866

		1,632,268

Materials 1.1%
Dow Chemical Co., 5.25%, 11/15/2041	40,000	46,581
E.I. du Pont de Nemours & Co.:
2.8%, 2/15/2023	95,000	94,790
4.625%, 1/15/2020	50,000	52,422
5.6%, 12/15/2036	50,000	60,753
Monsanto Co.:
5.5%, 8/15/2025	20,000	22,885
Series 1, 5.5%, 7/30/2035	50,000	59,095
Newmont Mining Corp., 5.875%, 4/1/2035	15,000	18,176
Nucor Corp., 6.4%, 12/1/2037	20,000	26,776
Potash Corp. of Saskatchewan, Inc.:
4.875%, 3/30/2020	25,000	26,175
6.5%, 5/15/2019	80,000	84,124
Praxair, Inc., 4.5%, 8/15/2019	60,000	62,227
Rio Tinto Alcan, Inc.:
5.75%, 6/1/2035	21,000	26,047
6.125%, 12/15/2033	41,000	52,245
Southern Copper Corp., 6.75%, 4/16/2040	75,000	97,780
Vale Overseas Ltd., 6.875%, 11/21/2036	55,000	67,375
WestRock MWV LLC, 7.95%, 2/15/2031	80,000	112,495

		909,946

Real Estate 0.6%
Boston Properties LP, (REIT), 5.875%, 10/15/2019	80,000	84,329
ERP Operating LP, (REIT), 4.75%, 7/15/2020	165,000	173,927

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	19

	Principal Amount ($)	Value ($)
HCP, Inc.:
(REIT), 3.4%, 2/1/2025	130,000	128,852
(REIT), 4.25%, 11/15/2023	60,000	62,975
Weyerhaeuser Co., (REIT), 6.875%, 12/15/2033	25,000	32,876

		482,959

Telecommunication Services 1.5%
America Movil SAB de CV, 6.125%, 11/15/2037	30,000	37,622
AT&T, Inc.:
3.4%, 5/15/2025	135,000	132,725
4.25%, 3/1/2027	45,000	45,874
6.0%, 8/15/2040	15,000	16,975
6.3%, 1/15/2038	5,000	5,984
6.375%, 3/1/2041	45,000	53,082
6.4%, 5/15/2038	16,000	19,084
British Telecommunications PLC, 9.125%, 12/15/2030	60,000	89,644
Koninklijke (Royal) KPN NV, 8.375%, 10/1/2030	40,000	54,946
Motorola Solutions, Inc., 7.5%, 5/15/2025	40,000	48,262
Orange SA, 5.375%, 7/8/2019	125,000	130,663
Telefonica Emisiones SAU, 7.045%, 6/20/2036	40,000	53,665
Verizon Communications, Inc.:
2.625%, 8/15/2026	55,000	51,804
2.946%, 3/15/2022	25,000	25,152
144A, 3.376%, 2/15/2025	221,000	221,835
4.672%, 3/15/2055	145,000	139,989
4.812%, 3/15/2039	32,000	33,479
Vodafone Group PLC:
6.15%, 2/27/2037	40,000	50,172
6.25%, 11/30/2032	65,000	79,797

		1,290,754

Utilities 2.4%
Alabama Power Co.:
5.7%, 2/15/2033	50,000	60,942
6.125%, 5/15/2038	42,000	55,197
Berkshire Hathaway Energy Co., 6.125%, 4/1/2036	98,000	130,979
Consolidated Edison Co. of New York:
Series 06-B, 6.2%, 6/15/2036	55,000	73,321
Series 08-B, 6.75%, 4/1/2038	40,000	57,436
Dominion Energy, Inc., Series F, 5.25%, 8/1/2033	40,000	46,803
DTE Electric Co., 5.7%, 10/1/2037	40,000	50,785
Duke Energy Carolinas LLC:
3.9%, 6/15/2021	100,000	104,484
6.05%, 4/15/2038	65,000	88,088

The accompanying notes are an integral part of the financial statements.

20	Deutsche U.S. Bond Index Fund

	Principal Amount ($)	Value ($)
Duke Energy Florida LLC, 3.1%, 8/15/2021	100,000	102,233
Duke Energy Florida Project Finance LLC, Series 2026, 2.538%, 9/1/2031	50,000	48,475
Entergy Louisiana LLC, 3.05%, 6/1/2031	50,000	48,441
Exelon Corp., 5.625%, 6/15/2035	20,000	24,580
Exelon Generation Co., LLC, 5.2%, 10/1/2019	105,000	109,978
Florida Power & Light Co.:
3.25%, 6/1/2024	50,000	51,401
4.95%, 6/1/2035	40,000	47,397
5.65%, 2/1/2037	39,000	49,825
KeySpan Corp., 8.0%, 11/15/2030	40,000	53,732
Nevada Power Co., Series N, 6.65%, 4/1/2036	25,000	34,744
Northern States Power Co., 6.25%, 6/1/2036	40,000	54,023
Oncor Electric Delivery Co., LLC, 7.0%, 9/1/2022	80,000	94,530
Pacific Gas & Electric Co.:
5.4%, 1/15/2040	40,000	48,246
6.05%, 3/1/2034	25,000	31,511
Puget Sound Energy, Inc.:
5.483%, 6/1/2035	20,000	24,465
5.795%, 3/15/2040	20,000	26,455
San Diego Gas & Electric Co., 5.35%, 5/15/2040	40,000	49,744
Sempra Energy, 6.0%, 10/15/2039	50,000	64,516
Southern California Edison Co.:
Series 2008-A, 5.95%, 2/1/2038	45,000	59,518
6.65%, 4/1/2029	40,000	51,222
Southern California Gas Co., Series KK, 5.75%, 11/15/2035	40,000	50,626
Southern Co., 2.95%, 7/1/2023	25,000	25,012
Southern Co. Gas Capital Corp., 3.5%, 9/15/2021	25,000	25,569
United Utilities PLC, 5.375%, 2/1/2019	25,000	25,764
Virginia Electric & Power Co., 8.875%, 11/15/2038	40,000	68,917
Xcel Energy, Inc., 6.5%, 7/1/2036	30,000	40,527

		1,979,486
Total Corporate Bonds (Cost $21,551,337)		23,226,735

Mortgage-Backed Securities Pass-Throughs 26.5%
Federal Home Loan Mortgage Corp.:
2.5%, 3/1/2027	165,423	166,341
3.0%, with various maturities from 11/1/2026 until 1/1/2047	2,138,613	2,154,789
3.5%, with various maturities from 8/1/2027 until 3/1/2046	1,546,676	1,593,631
4.0%, with various maturities from 1/1/2020 until 8/1/2042	686,735	725,114
4.5%, with various maturities from 1/1/2020 until 9/1/2041	327,615	347,638

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	21

	Principal Amount ($)	Value ($)
5.0%, with various maturities from 11/1/2022 until 6/1/2036	374,431	403,691
5.5%, with various maturities from 6/1/2020 until 1/1/2038	181,894	198,930
6.0%, with various maturities from 9/1/2021 until 2/1/2038	200,876	223,314
6.5%, with various maturities from 6/1/2034 until 8/1/2036	68,647	76,053
7.0%, with various maturities from 12/1/2024 until 12/1/2026	7,422	7,703
7.5%, with various maturities from 5/1/2024 until 6/1/2027	759	761
Federal National Mortgage Association:
2.5%, with various maturities from 5/1/2028 until 11/1/2036	944,112	943,812
3.0%, with various maturities from 1/1/2027 until 10/1/2046	2,476,322	2,494,885
3.5%, with various maturities from 12/1/2026 until 1/1/2046	3,112,782	3,208,519
12-month USD-LIBOR + 1.750%, 3.54% * , 5/1/2041	26,470	27,694
4.0%, with various maturities from 12/1/2020 until 3/1/2042	1,492,322	1,570,465
4.5%, with various maturities from 2/1/2020 until 6/1/2042	668,152	715,993
5.0%, with various maturities from 12/1/2023 until 9/1/2041	290,336	312,750
5.5%, with various maturities from 8/1/2019 until 12/1/2038	268,191	293,382
6.0%, with various maturities from 5/1/2018 until 11/1/2037	175,079	196,931
6.5%, with various maturities from 7/1/2028 until 1/1/2038	101,928	113,299
7.0%, with various maturities from 7/1/2029 until 6/1/2038	83,554	93,679
7.5%, with various maturities from 1/1/2024 until 4/1/2028	3,749	4,262
8.0%, with various maturities from 12/1/2021 until 11/1/2031	8,795	9,554
8.5%, 12/1/2025	211	212
Government National Mortgage Association:
3.0%, with various maturities from 9/15/2042 until 12/20/2046	1,796,414	1,816,452
3.5%, with various maturities from 10/20/2041 until 8/20/2045	1,657,681	1,717,765
4.0%, with various maturities from 11/15/2024 until 2/20/2046	1,281,491	1,344,589
4.5%, with various maturities from 5/15/2039 until 1/20/2041	550,210	585,145
5.0%, with various maturities from 10/20/2035 until 8/20/2042	375,200	407,442
5.5%, with various maturities from 9/15/2033 until 10/20/2040	134,237	148,088
6.0%, with various maturities from 2/15/2029 until 12/15/2038	168,141	189,017

The accompanying notes are an integral part of the financial statements.

22	Deutsche U.S. Bond Index Fund

	Principal Amount ($)	Value ($)
6.5%, with various maturities from 8/20/2032 until 10/20/2037	115,939	131,956
7.5%, 8/15/2031	1,204	1,239
8.0%, with various maturities from 7/15/2022 until 3/15/2032	21,457	25,454
Total Mortgage-Backed Securities Pass-Throughs (Cost $22,189,122)		22,250,549

Asset-Backed 0.6%
Automobile Receivables 0.3%
Carmax Auto Owner Trust, “A3”, Series 2017-1, 1.98%, 11/15/2021	100,000	99,770
Hyundai Auto Receivables Trust, “A3”, Series 2016-B, 1.29%, 4/15/2021	125,000	123,672

		223,442

Credit Card Receivables 0.3%
Chase Issuance Trust:
“A4”, Series 2016-A4, 1.49%, 7/15/2022	100,000	98,279
“A7”, Series 2012-A7, 2.16%, 9/16/2024	100,000	98,729
GE Capital Credit Card Master Note Trust, “A”, Series 2012-7, 1.76%, 9/15/2022	100,000	99,261

		296,269
Total Asset-Backed (Cost $509,976)		519,711

Commercial Mortgage-Backed Securities 1.9%
Citigroup Commercial Mortgage Trust, “A4”, Series 2017-P7, 3.712%, 4/14/2050	100,000	104,454
Commercial Mortgage Trust:
“A5”, Series 2014-LC17, 3.917%, 10/10/2047	100,000	105,449
“A4”, Series 2013-CR9, 4.23% *, 7/10/2045	186,000	199,232
Fannie Mae-Aces:
“A2”, Series 2011-M5, 2.94%, 7/25/2021	71,620	72,976
“A2”, Series 2013-M14, 3.329%, 10/25/2023	100,000	103,559
FHLMC Multifamily Structured Pass-Through Certificates:
“A1”, Series K025, 1.875%, 4/25/2022	66,873	66,363
“A2”, Series K020, 2.373%, 5/25/2022	100,000	99,767
“A2”, Series K017, 2.873%, 12/25/2021	100,000	101,637
“A2”, Series K041, 3.171%, 10/25/2024	100,000	103,271
“A2”, Series K069, 3.187%, 9/25/2027	100,000	102,543
GS Mortgage Securities Trust, “A4”, Series 2016-GS2, 3.05%, 5/10/2049	50,000	49,905

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	23

	Principal Amount ($)	Value ($)
JPMBB Commercial Mortgage Securities Trust, “A4”, Series 2013-C17, 4.199%, 1/15/2047	100,000	107,093
JPMorgan Chase Commercial Mortgage Securities Trust, “A5”, Series 2015-JP1, 3.914%, 1/15/2049	100,000	105,764
UBS Commercial Mortgage Trust, “A3”, Series 2012-C1, 3.4%, 5/10/2045	170,209	174,610
WFRBS Commercial Mortgage Trust, “A5”, Series 2014-C19, 4.101%, 3/15/2047	100,000	106,373
Total Commercial Mortgage-Backed Securities (Cost $1,608,562)		1,602,996

Government & Agency Obligations 41.2%
Other Government Related (a) 2.3%
European Investment Bank:
1.125%, 8/15/2019	500,000	493,019
4.875%, 2/15/2036	65,000	85,082
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	40,000	47,874
Inter-American Development Bank:
1.0%, 5/13/2019	250,000	246,833
3.875%, 9/17/2019	210,000	216,530
International Bank for Reconstruction & Development:
1.375%, 5/24/2021	250,000	243,348
4.75%, 2/15/2035	20,000	25,701
Kreditanstalt fuer Wiederaufbau:
Zero Coupon, 4/18/2036	210,000	123,900
2.375%, 8/25/2021	165,000	165,709
Petroleos Mexicanos:
4.875%, 1/24/2022	190,000	198,028
6.625%, 6/15/2035	40,000	42,734

		1,888,758

Sovereign Bonds 2.4%
Export-Import Bank of Korea, 1.75%, 5/26/2019	200,000	197,554
Japan Bank for International Cooperation, 1.875%, 4/20/2021	200,000	195,405
Province of Ontario:
4.0%, 10/7/2019	100,000	103,111
4.4%, 4/14/2020	100,000	104,737
Province of Quebec, Series NN, 7.125%, 2/9/2024	80,000	98,836
Republic of Colombia, 4.5%, 1/28/2026	200,000	213,300
Republic of Italy, 5.375%, 6/15/2033	80,000	93,771
Republic of Panama, 5.2%, 1/30/2020	100,000	105,400
Republic of Peru, 7.35%, 7/21/2025	115,000	148,983
Republic of Philippines, 5.5%, 3/30/2026	200,000	236,098

The accompanying notes are an integral part of the financial statements.

24	Deutsche U.S. Bond Index Fund

	Principal Amount ($)	Value ($)
Republic of Poland, 6.375%, 7/15/2019	165,000	174,900
State of Israel, 5.125%, 3/26/2019	100,000	103,748
United Mexican States, Series A, 6.75%, 9/27/2034	176,000	228,800

		2,004,643

U.S. Government Sponsored Agencies 2.2%
Federal Home Loan Mortgage Corp.:
2.375%, 1/13/2022	411,000	414,695
3.75%, 3/27/2019	622,000	636,545
6.25%, 7/15/2032	100,000	140,278
6.75%, 9/15/2029	3,000	4,175
Federal National Mortgage Association:
6.25%, 5/15/2029	105,000	140,375
7.125%, 1/15/2030	41,000	59,063
7.25%, 5/15/2030	164,000	239,913
Tennessee Valley Authority, 5.25%, 9/15/2039	185,000	249,543

		1,884,587

U.S. Treasury Obligations 34.3%
U.S. Treasury Bonds:
2.25%, 8/15/2046	250,000	225,518
2.5%, 5/15/2046	100,000	95,125
2.75%, 8/15/2047	500,000	500,625
2.875%, 8/15/2045	250,000	256,387
3.0%, 5/15/2045	600,000	630,117
3.0%, 11/15/2045	175,000	183,784
3.0%, 2/15/2047	250,000	262,920
3.625%, 8/15/2043	250,000	291,777
3.875%, 8/15/2040	161,000	193,980
4.25%, 5/15/2039	506,000	639,556
4.5%, 8/15/2039	277,000	361,842
4.625%, 2/15/2040	154,000	204,790
6.0%, 2/15/2026	66,000	83,681
6.25%, 8/15/2023	486,000	588,667
7.25%, 8/15/2022	341,000	417,459
U.S. Treasury Notes:
1.125%, 6/30/2021	500,000	484,219
1.125%, 8/31/2021	500,000	483,008
1.25%, 3/31/2021	350,000	341,359
1.5%, 7/15/2020	2,000,000	1,978,594
1.5%, 8/15/2026	500,000	465,195
1.625%, 5/15/2026	450,000	423,844
1.75%, 12/31/2020	2,500,000	2,482,617
1.75%, 3/31/2022	90,000	88,523
1.75%, 5/31/2022	1,000,000	982,578

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	25

	Principal Amount ($)	Value ($)
1.875%, 1/31/2022	1,000,000	989,609
1.875%, 2/28/2022	500,000	494,590
1.875%, 3/31/2022	1,000,000	988,711
1.875%, 9/30/2022	1,500,000	1,478,262
1.875%, 8/31/2024	1,000,000	973,086
2.0%, 11/15/2021	322,000	321,044
2.0%, 2/15/2022	143,000	142,319
2.0%, 10/31/2022	2,500,000	2,478,223
2.0%, 11/30/2022	250,000	247,725
2.0%, 2/15/2025	200,000	195,508
2.125%, 8/15/2021	519,000	519,750
2.125%, 7/31/2024	1,000,000	988,125
2.125%, 5/15/2025	750,000	738,545
2.25%, 11/15/2024	500,000	497,422
2.25%, 11/15/2025	500,000	495,605
2.25%, 8/15/2027	1,000,000	985,937
2.25%, 11/15/2027	1,000,000	985,898
2.625%, 11/15/2020	1,000,000	1,018,047
2.75%, 11/15/2023	500,000	513,535
2.75%, 2/15/2024	250,000	256,563
3.625%, 2/15/2020	822,000	851,444

		28,826,113
Total Government & Agency Obligations (Cost $33,956,383)		34,604,101

Municipal Bonds and Notes 0.9%
California, Metropolitan Water District of Southern California, Build America Bonds, 6.947%, 7/1/2040	80,000	88,721
Georgia, Municipal Electric Authority, Build America Bonds, Plant Vogtle Units 3 & 4 Project, Series J, 6.637%, 4/1/2057	80,000	102,834
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043	40,000	55,347
New York, State Dormitory Authority, State Personal Income Tax Revenue, Build America Bonds, 5.628%, 3/15/2039	20,000	25,031
New York, Build America Bonds, Series F-1, 6.646%, 12/1/2031	80,000	89,753
Ohio, State University General Receipts, Build America Bonds, 4.91%, 6/1/2040	40,000	48,597
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	20,000	24,085

The accompanying notes are an integral part of the financial statements.

26	Deutsche U.S. Bond Index Fund

	Principal Amount ($)	Value ($)
Pennsylvania, State Public School Building Authority Revenue, Qualified School Construction Bond, Series A, 5.0%, 9/15/2027	80,000	89,611
San Antonio, TX, Electric & Gas Revenue, Build America Bonds, 5.985%, 2/1/2039	40,000	53,997
Texas, State Transportation Commission Revenue, Build America Bonds, Series B, 5.178%, 4/1/2030	40,000	48,140
Texas, Build America Bonds, 5.517%, 4/1/2039	40,000	52,651
Utah, Build America Bonds, Series B, 3.539%, 7/1/2025	40,000	41,738
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Build American Bonds, 5.491%, 11/1/2039	40,000	51,304

Total Municipal Bonds and Notes (Cost $656,655)		771,809

	Shares	Value ($)

Cash Equivalents 0.2%
Deutsche Central Cash Management Government Fund, 1.30% (b) (Cost $161,902)	161,902	161,902

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $80,633,937)	99.0	83,137,803
Other Assets and Liabilities, Net	1.0	827,213

Net Assets	100.0	83,965,016

*	Variable or floating rate security. These securities are shown at their current rate as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Government-backed debt issued by financial companies or government sponsored enterprises.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	27

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (c)
Corporate Bonds	$—	$23,226,735	$—	$23,226,735
Mortgage-Backed Securities Pass-Throughs	—	22,250,549	—	22,250,549
Asset-Backed	—	519,711	—	519,711
Commercial Mortgage-Backed Securities	—	1,602,996	—	1,602,996
Government & Agency Obligations	—	34,604,101	—	34,604,101
Municipal Bonds and Notes	—	771,809	—	771,809
Short-Term Investments	161,902	—	—	161,902
Total	$161,902	$82,975,901	$—	$83,137,803

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

28	Deutsche U.S. Bond Index Fund

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $80,472,035)	$82,975,901
Investment in Deutsche Central Cash Management Government Fund (cost $161,902)	161,902
Cash	2,729
Receivable for investments sold	502,741
Receivable for Fund shares sold	229,664
Interest receivable	594,218
Other assets	16,172
Total assets	84,483,327

Liabilities
Payable for Fund shares redeemed	316,854
Distributions payable	41,296
Accrued Trustees’ fees	1,685
Other accrued expenses and payables	158,476
Total liabilities	518,311
Net assets, at value	$83,965,016

Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	2,503,866
Accumulated net realized gain (loss)	14,099
Paid-in capital	81,447,051
Net assets, at value	$83,965,016

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	29

Statement of Assets and Liabilities as of December 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value, offering and redemption price per share ($9,138,872 ÷ 965,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.47
Maximum offering price per share (100 ÷ 97.25 of $9.47)	$9.74
Class S
Net Asset Value, offering and redemption price per share ($23,403,582 ÷ 2,469,838 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.48
Institutional Class
Net Asset Value, offering and redemption price per share ($51,422,562 ÷ 5,430,010 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.47

The accompanying notes are an integral part of the financial statements.

30	Deutsche U.S. Bond Index Fund

Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Interest	$2,558,855
Income distributions — Deutsche Central Cash Management Government Fund	25,005
Securities lending income, net of borrower rebates	3
Total income	2,583,863
Expenses:
Management fee	119,791
Administration fee	88,557
Services to shareholders	107,621
Distribution service fees	23,086
Custodian fee	15,046
Professional fees	98,669
Reports to shareholders	35,738
Registration fees	76,756
Trustees’ fees and expenses	7,024
Pricing Service Fee	63,094
Other	9,357
Total expenses before expense reductions	644,739
Expense reductions	(451,490)
Total expenses after expense reductions	193,249
Net investment income	$2,390,614

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	207,820
Change in net unrealized appreciation (depreciation) on investments	393,715
Net gain (loss)	601,535
Net increase (decrease) in net assets resulting from operations	$2,992,149

The accompanying notes are an integral part of the financial statements.

Deutsche U.S. Bond Index Fund	31

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income	$2,390,614	$2,680,813
Net realized gain (loss)	207,820	511,280
Change in net unrealized appreciation (depreciation)	393,715	(892,676)
Net increase (decrease) in net assets resulting from operations	2,992,149	2,299,417
Distributions to shareholders from:
Net investment income:
Class A	(239,090)	(361,876)
Class S	(729,898)	(686,362)
Institutional Class	(1,418,673)	(1,633,733)
Net realized gains:
Class A	(23,258)	(120,878)
Class S	(70,233)	(230,227)
Institutional Class	(128,824)	(558,993)
Total distributions	(2,609,976)	(3,592,069)
Fund share transactions:
Proceeds from shares sold	50,814,980	68,793,023
Reinvestment of distributions	2,024,887	2,790,507
Payments for shares redeemed	(70,538,408)	(52,962,099)
Net increase (decrease) in net assets from Fund share transactions	(17,698,541)	18,621,431
Increase (decrease) in net assets	(17,316,368)	17,328,779
Net assets at beginning of period	101,281,384	83,952,605
Net assets at end of period (including undistributed net investment income of $0 and $0, respectively)	$83,965,016	$101,281,384

The accompanying notes are an integral part of the financial statements.

32	Deutsche U.S. Bond Index Fund

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.43	$9.56	$10.02	$9.93	$10.90
Income (loss) from investment operations:
Net investment income[a]	.24	.24	.27	.28	.27
Net realized and unrealized gain (loss)	.06	(.04)	(.25)	.28	(.55)
Total from investment operations	.30	.20	.02	.56	(.28)
Less distributions from:
Net investment income	(.24)	(.24)	(.27)	(.28)	(.27)
Net realized gains	(.02)	(.09)	(.21)	(.19)	(.42)
Total distributions	(.26)	(.33)	(.48)	(.47)	(.69)
Net asset value, end of period	$9.47	$9.43	$9.56	$10.02	$9.93
Total Return (%)[b,c]	3.22	2.04	.19	5.69	(2.59)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	14	18	19
Ratio of expenses before expense reductions (%)	.94	.91	.85	.77	.72
Ratio of expenses after expense reductions (%)	.41	.41	.43	.40	.53
Ratio of net investment income (%)	2.51	2.46	2.70	2.72	2.54
Portfolio turnover rate (%)	23	26	27	38	53 [d]

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Deutsche U.S. Bond Index Fund	33

	Years Ended December 31,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.44	$9.57	$10.03	$9.93	$10.90
Income (loss) from investment operations:
Net investment income[a]	.25	.25	.28	.29	.29
Net realized and unrealized gain (loss)	.06	(.04)	(.25)	.29	(.55)
Total from investment operations	.31	.21	.03	.58	(.26)
Less distributions from:
Net investment income	(.25)	(.25)	(.28)	(.29)	(.29)
Net realized gains	(.02)	(.09)	(.21)	(.19)	(.42)
Total distributions	(.27)	(.34)	(.49)	(.48)	(.71)
Net asset value, end of period	$9.48	$9.44	$9.57	$10.03	$9.93
Total Return (%)[b]	3.38	2.20	.35	5.92	(2.43)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	28	24	26	25
Ratio of expenses before expense reductions (%)	.76	.70	.70	.59	.53
Ratio of expenses after expense reductions (%)	.26	.26	.28	.25	.34
Ratio of net investment income (%)	2.65	2.61	2.86	2.87	2.73
Portfolio turnover rate (%)	23	26	27	38	53 [c]

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

34	Deutsche U.S. Bond Index Fund

	Years Ended December 31,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.43	$9.56	$10.02	$9.93	$10.90
Income (loss) from investment operations:
Net investment income[a]	.26	.26	.29	.30	.30
Net realized and unrealized gain (loss)	.06	(.04)	(.25)	.28	(.55)
Total from investment operations	.32	.22	.04	.58	(.25)
Less distributions from:
Net investment income	(.26)	(.26)	(.29)	(.30)	(.30)
Net realized gains	(.02)	(.09)	(.21)	(.19)	(.42)
Total distributions	(.28)	(.35)	(.50)	(.49)	(.72)
Net asset value, end of period	$9.47	$9.43	$9.56	$10.02	$9.93
Total Return (%)[b]	3.48	2.30	.45	5.95	(2.31)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	62	46	78	119
Ratio of expenses before expense reductions (%)	.67	.63	.62	.53	.45
Ratio of expenses after expense reductions (%)	.16	.16	.18	.15	.19
Ratio of net investment income (%)	2.76	2.71	2.96	2.97	2.84
Portfolio turnover rate (%)	23	26	27	38	53 [c]

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Deutsche U.S. Bond Index Fund	35

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche U.S. Bond Index Fund (the “Fund”) is a diversified series of the Deutsche Institutional Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level

36	Deutsche U.S. Bond Index Fund

assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having

Deutsche U.S. Bond Index Fund	37

a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had no securities on loan.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

38	Deutsche U.S. Bond Index Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Net unrealized appreciation (depreciation) on investments	$2,539,948

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $80,597,855. The net unrealized appreciation for all investments based on tax cost was $2,539,948. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $3,328,354 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $788,406.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$2,425,236	$2,725,903
Distributions from long-term capital gain	$184,740	$866,166

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial

Deutsche U.S. Bond Index Fund	39

reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $898,513 and $11,646,223, respectively. Purchases and sales of U.S. Treasury obligations aggregated $19,201,406 and $26,461,656, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor. Northern Trust Investments, Inc. (“NTI”) serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

For the period from January 1, 2017 through September 30, 2017, the management fee payable under the Investment Management Agreement was equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.15% of the Fund’s average daily net assets, computed and accrued daily and paid monthly.

Effective October 1, 2017, under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.09% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.14% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the

40	Deutsche U.S. Bond Index Fund

total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.41%
Class S	.26%
Institutional Class	.16%

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$50,931
Class S	138,748
Institutional Class	261,811
$451,490

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $88,557, of which $7,522 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$2,921	$692
Class S	8,400	1,645
Institutional Class	8,257	2,072
	$19,578	$4,409

Distribution Service Fee. Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, provides information and administrative services for a fee (“Service Fee”) to Class A shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these

Deutsche U.S. Bond Index Fund	41

fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2017	Annual Rate
Class A	$23,086	$5,330	.24%

Underwriting Agreement. DDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2017. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by the Advisor included in the Statement of Operations under “Reports to shareholders” aggregated $21,493, of which $7,902 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

42	Deutsche U.S. Bond Index Fund

disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At December 31, 2017, the Fund had no outstanding loans.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	352,962	$3,348,149	979,621	$9,552,306
Class S	2,555,942	24,227,366	2,606,181	25,281,381
Institutional Class	2,447,288	23,239,465	3,519,917	33,959,336
		$50,814,980		$68,793,023

Shares issued to shareholders in reinvestment of distributions
Class A	27,275	$259,028	49,333	$477,508
Class S	83,507	793,917	94,035	909,787
Institutional Class	102,304	971,942	145,198	1,403,212
		$2,024,887		$2,790,507

Shares redeemed
Class A	(559,328)	$(5,281,110)	(1,356,760)	$(13,237,705)
Class S	(3,177,445)	(30,201,322)	(2,168,414)	(21,096,649)
Institutional Class	(3,700,933)	(35,055,976)	(1,915,171)	(18,627,745)
		$(70,538,408)		$(52,962,099)

Net increase (decrease)
Class A	(179,091)	$(1,673,933)	(327,806)	$(3,207,891)
Class S	(537,996)	(5,180,039)	531,802	5,094,519
Institutional Class	(1,151,341)	(10,844,569)	1,749,944	16,734,803
		$(17,698,541)		$18,621,431

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2017, Deutsche Multi-Asset Conservative Allocation Fund held approximately 14% of the outstanding shares of the Fund.

Deutsche U.S. Bond Index Fund	43

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche Institutional Funds and Shareholders of Deutsche U.S. Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche U.S. Bond Index Fund (one of the funds constituting Deutsche Institutional Funds, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

44	Deutsche U.S. Bond Index Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
February 26, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

Deutsche U.S. Bond Index Fund	45

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A and S shares during the period would be higher, and account value during the period would be lower, by this amount.

46	Deutsche U.S. Bond Index Fund

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class S	Institutional Class
Beginning Account Value 7/1/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,009.70	$1,011.50	$1,011.00
Expenses Paid per $1,000*	$2.08	$1.32	$.81

Hypothetical 5% Fund Return	Class A	Class S	Institutional Class
Beginning Account Value 7/1/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,023.14	$1,023.89	$1,024.40
Expenses Paid per $1,000*	$2.09	$1.33	$.82

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class S	Institutional Class
Deutsche U.S. Bond Index Fund	.41%	.26%	.16%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $203,000 as capital gain dividends for its year ended December 31, 2017.

A total of 20% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche U.S. Bond Index Fund	47

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche U.S. Bond Index Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Northern Trust Investments, Inc. (“NTI”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.

48	Deutsche U.S. Bond Index Fund

The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including NTI. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and

Deutsche U.S. Bond Index Fund	49

five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and NTI the factors contributing to such underperformance and actions being taken to improve performance.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that, effective October 1, 2017, in connection with the 2017 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee by 0.06%. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

50	Deutsche U.S. Bond Index Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Fund’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which

Deutsche U.S. Bond Index Fund	51

pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA and NTI related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

52	Deutsche U.S. Bond Index Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—

Deutsche U.S. Bond Index Fund	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

54	Deutsche U.S. Bond Index Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche U.S. Bond Index Fund	55

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management

56	Deutsche U.S. Bond Index Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche U.S. Bond Index Fund	57

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting“ at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

58	Deutsche U.S. Bond Index Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class S	Institutional Class
Nasdaq Symbol	BONDX	BONSX	BTUSX
CUSIP Number	25159R 304	25159R 403	25159R 502
Fund Number	648	2048	548

Deutsche U.S. Bond Index Fund	59

Notes

DBIF-2

(R-025788-7 2/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche US Bond Index Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$77,276	$0	$0	$0
2016	$75,331	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

1.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter.

2.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated January 12, 2018, PwC informed the Audit Committee that PwC had identified circumstances where (1) a covered person within PwC that provided non-audit services to an entity within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X maintained a financial relationship with an investment company within the investment company complex in contradiction of Rule 2-01(c)(1)(i)(A) of Regulation S-X and (2) PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the investment company complex that are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

Covered Person Matter: In its January 12, 2018 letter, PwC advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, PwC concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within its audit of the financial statements of the Fund. In the letter, PwC also affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In assessing this matter, PwC indicated that, upon detection of the breach, the PwC covered person was removed from the non-audit engagement and that, among other things, the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve a professional who was part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (iii) involved a professional whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iv) involved a professional that did not provide any consultation to the audit engagement team of the Fund.

Loan Rule Matter: The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its January 12, 2018 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that PwC has concluded that with regard to its compliance with the independence criteria set out in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria, and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, (i) PwC’s belief that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche U.S. Bond Index Fund, a series of Deutsche Institutional Funds

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	3/1/2018